SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2003

                                  Oakley, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


        Washington                      1-13848                95-3194947
        ----------                      -------                ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                                    One Icon
                        Foothill Ranch, California 92610
                        --------------------------------
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (949) 951-0991
                                 --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

         The following exhibits are filed as part of this report:

         Exhibit 99.1      Press Release, dated April 16, 2003



Item 12. Results of Operations and Financial Conditions

     On April 16, 2003, Oakley, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of this Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        OAKLEY, INC.


Date: April 16, 2003                By: /s/  Thomas George
                                        ------------------------------
                                        Name: Thomas George
                                        Title:  Chief Financial Officer

                                  Exhibit Index


     99.1      Press Release, dated April 16, 2003